                                                                   Exhibit 10.49
                                                                   -------------

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO CANCELLATION (IN SOME CASES, WITHOUT PAYMENT OF ADDITIONAL CONSIDERATION) AND THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT


Warrant No.  AOL-1                                    Number of Shares:  721,385

Date of Issuance: ___________

                           SWITCHBOARD INCORPORATED

                         Common Stock Purchase Warrant

     Switchboard Incorporated, a Delaware corporation (the "Company"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby certifies that America Online, Inc., a Delaware corporation ("AOL"), or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time during the period commencing on the Date of Issuance indicated above (the "Date of Issuance") and expiring at 5:00 p.m. (Boston time) on the date five years subsequent to the Date of Issuance, 721,385 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"), at a purchase price of $4.32 per share. The shares purchasable upon exercise of this Warrant (this "Warrant"), and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price", respectively.

     This Warrant is being issued by the Company to AOL pursuant to that certain Common Stock and Warrant Purchase Agreement dated as of December 11, 2000 between the Company and AOL (the "Purchase Agreement"). This Warrant and any and all Warrant Shares are subject to the agreements set forth in the Purchase Agreement, including, without limitation, certain restrictions on transfer and the exercise of this Warrant, all of which terms are incorporated in this Warrant. A copy of the Purchase Agreement is available for inspection at the office of the Secretary of the Company.

     In connection with the issuance of this Warrant, AOL has executed an investment letter in the form appended hereto as Exhibit A. This Warrant and
                                                 ---------
all rights of the Registered Holder hereunder shall be null and void and no Warrant Shares may be issued pursuant to this Warrant until such executed investment letter has been delivered by AOL to the Company and is in full force and effect.

     1.   Exercise.
          --------
          (a) Subject to Section 5.4 of the Purchase Agreement, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit B duly
                                                        ---------
executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) During the period commencing on the Date of Issuance and ending 90 days thereafter, the Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (I) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(II) the excess of the Fair Market Value per share of Common Stock (as defined in this Section 1(b)) as of the Exercise Date (as defined in Section 1(c) of this Warrant) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (y) the total number of Warrant Shares by (z) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The "Fair Market Value" per share of Common Stock shall be determined as follows:

          (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average closing sale price of the Common Stock over the ten trading days ending on the trading day immediately preceding the Exercise Date.

          (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company (the "Board") to represent the fair market value per share of the Common Stock; and, upon written request of the Registered Holder, the Board (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a written request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this Section 1(b) shall be delayed until such determination is made.

          (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 20 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 of this Warrant; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to Section 1(b) of this Warrant.

     2.   Adjustments.
          -----------

          (a)  Adjustment for Stock Splits and Combinations.  If the Company
               --------------------------------------------
shall at any time or from time to time after the date of the Purchase Agreement (the "Original Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b)  Adjustment for Certain Dividends and Distributions. In the event
               --------------------------------------------------
the Company at any time, or from time to time after the Original Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, that, if such record date shall have been fixed and such dividend is
--------  ----
not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

               (c)  Adjustment in Number of Warrant Shares. When any adjustment
                    --------------------------------------
is required to be made in the Purchase Price pursuant to Sections 2(a) or 2(b) of this Warrant, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

               (d)  Adjustments for Other Dividends and Distributions. In the
                    -------------------------------------------------
event the Company at any time or from time to time after the Original Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with United States generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

               (e)  Adjustment for Mergers or Reorganizations, etc.  If there
                    -----------------------------------------------
shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by Sections 2(a), 2(b) or 2(d) of this Warrant), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

               (f)  Certificate as to Adjustments. Upon the occurrence of each
                    -----------------------------
adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company shall promptly furnish to the Registered Holder a certificate setting forth a brief statement of the facts requiring such adjustment or readjustment.

          3.   Fractional Shares.  The Company shall not be required upon the
               -----------------
exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to Section 1(b) of this Warrant.

          4.   Requirements for Transfer.
               -------------------------

               (a) Neither this Warrant nor any interest herein shall be sold or otherwise transferred, in whole or in part, in any respect; provided, that,
                                                               --------  ----
the entire Warrant) to any entity controlling, controlled by or under common control of the Registered Holder if (i) the transferee agrees in writing as part of such notice to be bound by the terms of this Warrant and the Purchase Agreement (including, without limitation, the terms of Section 5.5 of the Purchase Agreement), (ii) AOL agrees in writing as part of such notice to remain primarily responsible for all of the obligations of the Registered Holder under this Warrant and under the Purchase Agreement and (iii) either such transfer shall have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company first shall have been furnished with such representation letters and other documentation, reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act. In addition to the restrictions on transfer set forth in this Section 4, this Warrant and the Warrant Shares are also subject to the restrictions on transfer set forth in the Purchase Agreement, which terms are incorporated in this Warrant.

               (b) Each certificate representing Warrant Shares shall bear legends substantially in the following form:

                    "The shares represented by this certificate have been issued pursuant to and are subject to restrictions on transfer set forth in a Common Stock and Warrant Purchase Agreement with the Corporation and a Common Stock Purchase Warrant issued by the Corporation, copies of which are available for inspection at the office of the Secretary of the Corporation."

                    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or the Corporation obtains appropriate documentation to the effect that such registration is not required."

The immediately foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act and upon the delivery to the Company of such representation letters and other documentation, reasonably satisfactory to the Company, that such legend may be removed.

     5.   No Impairment.  The Company will not, by amendment of its charter or
          -------------
through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6.   Notices of Record Date, etc.  In the event:
          ----------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

     7.   Reservation of Stock.  The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     8.   Exchange of Warrants. Upon the surrender by the Registered Holder,
          --------------------
properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

     9.   Replacement of Warrants. Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     10.  Transfers, etc.
          ---------------

          (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b)  Subject to the restrictions on transfer and other provisions of
Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit C appended to this Warrant) at the principal
                           ---------
office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, that, if and when this Warrant is properly
                         --------  ----
assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     11.  Mailing of Notices, etc. All notices and other communications from the
          ------------------------
Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     12.  No Rights as Stockholder.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     13.  Change or Waiver.  Any term of this Warrant may be changed or waived
          ----------------
only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     14.  Section Headings. The section headings in this Warrant are for the
          ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     15.  Governing Law. This Warrant will be governed by and construed in
          -------------
accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     EXECUTED as of the Date of Issuance.

                                             SWITCHBOARD INCORPORATED


                                             By:________________________
                                                Name:
                                                Title:

                                             Address of Principal Office:
                                             ----------------------------
                                             115 Flanders Road
                                             Westboro, Massachusetts 01581

[Corporate Seal]

ATTEST:

_________________________
Name:
Title:

                                                                       Exhibit A
                                                                       ---------

                               INVESTMENT LETTER

Switchboard Incorporated
115 Flanders Road
Westboro, Massachusetts  01581

Ladies and Gentlemen:

     In order to induce Switchboard Incorporated, a Delaware corporation (the "Company"), to issue and sell to America Online, Inc., a Delaware corporation (the "Investor"), the Common Stock Purchase Warrant No. AOL-1 (the "Warrant") and any and all of the shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") issuable upon any exercise or partial exercise of the Warrant (the "Shares"), the Investor hereby represents, warrants and covenants as follows:

     (a) The Investor is accepting the Warrant and the Shares for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Warrant and/or Shares in violation for the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act.

     (b) The Investor has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company.

     (c) The Investor has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Warrant and/or the Shares and to make an informed investment decision with respect to such purchase.

     (d) The Investor can afford a complete loss of the value of the Warrant and/or the Shares and is able to bear the economic risk of holding the Warrant and/or the Shares for an indefinite period.

     (e) The Investor understands that (i) neither the Warrant nor the Shares have been registered under the Securities Act and both the Warrant and the Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) neither the Warrant nor the Shares can be sold, transferred or otherwise disposed of unless so sold, transferred or otherwise disposed of in compliance with the restrictions on transfer set forth in Section 4 of the Warrant; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for the Warrant or the Shares, may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) other than as specifically provided for in that certain Registration Rights Agreement dated as of December 11, 2000 between the Company and the

Investor, the Company has no current obligation or current intention to register the Warrant or the Shares under the Securities Act.

     (f) Legends substantially in the form of those set forth in Section 4 of the Warrant will be placed on any certificate representing the Shares.

                                         Very truly yours,

                                         INVESTOR:

                                         AMERICAN ONLINE, INC.

                                         By:____________________________
                                             Name:
                                             Title:

                                         Dated:_________________________

                                                                       Exhibit B
                                                                       ---------

                                 PURCHASE FORM

To:_________________                                        Dated:____________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (check applicable box):

     [_]  _____ shares of the Common Stock covered by such Warrant; or


     [_] the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

     [_]  $______ in lawful money of the United States; and/or

     [_] the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

     [_] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in
          Section 1(b).

                              Name of Registered Holder:__________________

                              By:______________________________________
                                 Name:
                                 Title:

                              Address:__________________________________
                                      __________________________________
                                      __________________________________

                                                                       Exhibit C
                                                                       ---------

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee              Address                  No. of Shares
----------------              -------                  -------------







Dated:_____________________              Name of Registered Holder:___________

                                         By:__________________________________
                                             Name:
                                             Title:

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                      C-1